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                                  EXHIBIT 21

                          ANDREWS GROUP INCORPORATED
                             LIST OF SUBSIDIARIES
                             AS OF APRIL 15, 1997


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                   COMPANY NAME                                                      STATE OF INCORPORATION
---------------------------------------------------                                 --------------------------
Andrews Acquisition Corp.                                                           Delaware (DE)
924 Bel Aire Corp.                                                                  DE
AGI Management Corp.                                                                New York (NY)
New Marvel Acquisition Corp.                                                        DE
Four Star Holdings Corp.                                                            DE
Mafco Guarantor Corp.                                                               DE
Mafco Finance Corp.                                                                 DE
Marvel III Holdings Inc.                                                            DE
Marvel (Parent) Holdings Inc.                                                       DE
Marvel Entertainment Group Inc.                                                     DE
Marvel Holdings Inc.                                                                DE
Heroes World Distribution, Inc.                                                     DE
MRV, Inc.                                                                           DE
Marvel Direct Marketing Inc.                                                        DE
Marvel Characters Inc.                                                              DE
Toy Biz, Inc.                                                                       DE
Toy Biz International LTD.                                                          Hong Kong
Welsh Publishing Group, Inc.                                                        NY
Marvel Restaurant Venture Corp.                                                     DE
Malibu Comics Entertainment Inc.                                                    California (CA)
Panini S.p.A.                                                                       Italy
Panini Verlags GMBH                                                                 Germany
Panini France S.A.                                                                  France
Les Editions Recreatris                                                             France
Panini Nederland B.V.                                                               Netherlands
Panini Canada LTD.                                                                  Canada
Panini Ireland LTD.                                                                 Ireland
Panini Brasil LTDA.                                                                 Brazil
Panini U.K. LTD.                                                                    United Kingdom
Panini Licensing North America Inc.                                                 NY
Panini Stickers LTD.                                                                United Kingdom
Marvel Comics LTD.                                                                  United Kingdom
Panini Publishing Services                                                          United Kingdom
Adespan U.K. LTD.                                                                   United Kingdom
Panini Espana SA.                                                                   Spain
Panini U.S.A. Inc.                                                                  NY
The Emerald Foundation                                                              Ireland
Panini Portugal Editores LDA                                                        Portugal
Panini Brasil S/A                                                                   Brasil
Fleer Corp.                                                                         DE
Dr. Torrents S.A.                                                                   Spain



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Fleer Espanol                                                                       Spain
The Asher Candy Company                                                             DE
Skybox International Inc.                                                           DE
Fleer GMBH                                                                          Germany
Frank H. Fleer Corp.                                                                DE
Fleer Sales Corp.                                                                   DE
Impel Movieline Inc.                                                                DE
Skybox Management Inc.                                                              DE
L.C. Holding Corporation                                                            DE
Highgate Pictures, Inc.                                                             DE
Highgate Productions Inc.                                                           DE
Learning Corporation of America                                                     DE
Learning Corporation of America Films, Inc.                                         DE
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The above subsidiary listing does not include New World Communications Group and subsidiaries which were sold in 1997.